UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 E. 9th Street, Suite 1400 Austin, TX	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 512-8906

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 18, 2023, the Board of Directors (the “Board”) of CrowdStrike Holdings, Inc. (the “Company”) appointed Johanna Flower as a member of the Board to serve until the 2023 annual meeting of the Company’s stockholders, effective immediately, and increased the number of directors serving on the Board from eight to nine.

Ms. Flower, 48, served as CrowdStrike’s Chief Marketing Officer from January to November 2022, a role she previously held from November 2014 to August 2020. Ms. Flower focused on board service and advising companies between September 2020 and December 2021, and currently serves on the board of directors of Freshworks, Inc., a provider of modern software-as-a-service products, ForgeRock, Inc., a digital identity technology company, and several privately held companies. Ms. Flower holds a B.A. in Business Administration from University of Brighton, United Kingdom.

As a non-employee member of the Board, Ms. Flower will receive compensation for her service in accordance with the Company’s Outside Director Compensation Policy. In addition, the Company entered into its standard director indemnification agreement with Ms. Flower.

There is no arrangement or understanding with any person pursuant to which Ms. Flower was appointed as a member of the Board, and there are no family relationships between Ms. Flower and any director or executive officer of the Company. Additionally, there are no related persons transactions between Ms. Flower and the Company and/or its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K. Due to Ms. Flower’s previous employment with the Company, Ms. Flower is not currently independent under applicable Nasdaq listing rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: January 23, 2023	/s/ Burt W. Podbere
Burt W. Podbere Chief Financial Officer